ACQUISITIONS AND DIVESTITURES	12 Months Ended
Dec. 31, 2022
Business combinations and discontinued operations [Abstract]
Acquisitions and Divestitures	Acquisitions and Divestitures
a) Reko Diq
On December 15, 2022, Barrick completed the reconstitution of the Reko Diq project in Pakistan’s Balochistan province. The completion of this transaction involved, among other things, the execution of all of the definitive agreements including the mineral agreement stabilizing the fiscal regime applicable to the project, as well as the grant of the mining leases, an exploration license, and surface rights. This completed the process that began earlier in 2022 following the conclusion of a framework agreement among the Governments of Pakistan and Balochistan province, Barrick and Antofagasta plc, which provided a path for the development of the project under a reconstituted structure.
The reconstituted project is held 50% by Barrick and 50% by Pakistani stakeholders, comprising a 10% free-carried, non-contributing share held by the Provincial Government of Balochistan, an additional 15% held by a special purpose company owned by the Provincial Government of Balochistan and 25% owned by other federal state-owned enterprises. Barrick is the operator of the project. Barrick began consolidating Reko Diq as at December 31, 2022.
In the fourth quarter of 2022, upon the reconstitution of the project, we recorded an impairment reversal of $120 million relating to the carrying value of our equity method investment in the Reko Diq project that we fully impaired in 2012 and had a 37.5% interest in. We also recognized a gain of $300 million in other income as Barrick’s interest in the Reko Diq project increased from 37.5% to 50%. In addition, we recognized a non-controlling interest of $329 million, based on the historical cost attributed to the project company. A total of $744 million was recorded as mining property costs not subject to depreciation. Furthermore, the payments made by the Provincial Government of Balochistan and other federal state-owned enterprises for the in aggregate 40% interest, and to fund Antofagasta plc’s exit from the reconstituted project, remain in an entity that is consolidated by Barrick as at December 31, 2022. Those funds are held in a restricted bank account and are expected to be distributed to Antofagasta plc within the next 12 months. Accordingly, this restricted cash has been recorded as an other current asset and the liability to Antofagasta plc has been recorded as an other current liability.
The reconstitution resolves the damages originally awarded by the International Centre for the Settlement of Investment Disputes and disputed in the International Chamber of Commerce. For further details refer to notes 21 and 35.

b) Lagunas Norte
On February 16, 2021, Barrick announced it had entered into an agreement to sell its 100% interest in the Lagunas Norte gold mine in Peru to Boroo Pte Ltd. (“Boroo”) for total consideration of up to $81 million, with $20 million of cash consideration on closing, additional cash consideration of
$10 million payable on the first anniversary of closing and $20 million payable on the second anniversary of closing, a 2% NSR royalty, which may be purchased by Boroo for a fixed period after closing for $16 million, plus a contingent payment of up to $15 million based on the two-year average gold price. An impairment reversal of $86 million was recognized in the first quarter of 2021. Refer to note 21 for further details. The transaction closed on June 1, 2021 and we recognized a gain on sale of $4 million in the second quarter of 2021 based on a final fair value of consideration of $65 million. We remain contractually liable for all tax matters that existed prior to our divestiture until these matters are resolved. In addition, Boroo assumed 50% of the $173 million reclamation bond obligations for Lagunas Norte upon closing. Boroo was to assume the other 50% within one year of closing; however, this was extended until June 1, 2023. Barrick has no liability related to Lagunas Norte’s closure obligation recorded in the financial statements.

c) Acquisition of South Arturo Non-Controlling Interest
On September 7, 2021, Barrick announced NGM had entered into a definitive asset exchange agreement (the "Exchange Agreement") with i-80 Gold Corp. ("i-80 Gold") to acquire the 40% interest in South Arturo that NGM did not already own, in exchange for the Lone Tree and Buffalo Mountain properties and infrastructure, which were in care and maintenance at the time. The exchange transaction closed on October 14, 2021.
The Exchange Agreement provides for payment to NGM of contingent consideration of up to $50 million based on mineral resources from the Lone Tree property. In connection with the asset exchange, NGM also entered into toll-milling agreements providing i-80 Gold with interim processing capacity at NGM’s autoclave facilities until the earlier of the three-year anniversary of the asset exchange and the date on which the Lone Tree facility is operational, and separately at NGM’s roaster facilities for a 10-year period, which was assigned a fair value of $nil. In addition, each party assumed the environmental liabilities and closure bonding for their acquired properties. In conjunction with the closing of the transaction on October 14, 2021, NGM subscribed for $48 million in common shares of i-80 Gold.
We assigned a fair value of $175 million to the transaction and recognized a gain of $205 million in the fourth quarter of 2021 in relation to the disposition of Lone Tree. Lone Tree was in a net liability position, which resulted in a gain that exceeded the fair value. In addition, we recognized a loss of $85 million in equity in the fourth quarter of 2021, representing our share of the difference between the carrying value of the South Arturo non-controlling interest and the fair value of the transaction.